RALSTON PURINA COMPANY
                               CHECKERBOARD SQUARE
                            ST. LOUIS, MISSOURI 63164



Dear  Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Ralston Purina Company to be held at 2:30 p.m. on Thursday, January 27, 2000 at the St. Louis Marriott Pavilion Downtown, One Broadway, St. Louis, Missouri.

We hope you will attend in person. If you plan to do so, please bring the enclosed Shareholder Admittance Ticket with you.

Whether you plan to attend the meeting or not, we encourage you to read this Proxy Statement and vote your shares. You may sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided, or you may vote by telephone or via Internet. However you decide to vote, we would appreciate your voting as soon as possible.

We  look  forward  to  seeing  you  at  the  Annual  Meeting!




     W.  PATRICK  MCGINNIS
     Chief  Executive  Officer  and  President




December  10,  1999

                             RALSTON PURINA COMPANY
                               CHECKERBOARD SQUARE
                            ST. LOUIS, MISSOURI 63164

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To  the  Shareholders:

The Annual Meeting of Shareholders of Ralston Purina Company will be held at 2:30 p.m. on Thursday, January 27, 2000, at the St. Louis Marriott Pavilion
Downtown,  One  Broadway,  St.  Louis,  Missouri.

     The  purpose  of  the  meeting  is  to:

1. elect five directors to serve three-year terms ending at the annual meeting held in 2003, or until their successors are elected and qualified;
2. ratify the Board of Directors' appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the fiscal year ending September 30, 2000;
3. approve and adopt the Ralston Purina Company Executive Incentive Compensation Plan;

and  to  act  upon  such  other matters as may properly come before the meeting.

You may vote if you are a shareholder of record on November 22, 1999. It is important that your shares be represented and voted at the Meeting. Please vote in one of these ways:

-     USE  THE  TOLL-FREE  TELEPHONE  NUMBER  shown  on  the  proxy  card;
-     VISIT  THE  WEB SITE noted on your proxy card to vote via the Internet; OR
- MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

                                   By  Order  of  the  Board  of  Directors,




                                   Nancy  E.  Hamilton
                                   Secretary

December  10,  1999

------

PROXY  STATEMENT  -------  VOTING  PROCEDURES
---------------------------------------------


YOUR  VOTE  IS  VERY  IMPORTANT

The Board of Directors is soliciting proxies to be used at the 2000 annual meeting. This proxy statement and the form of proxy will be mailed to shareholders beginning December 10, 1999.

WHO  CAN  VOTE

Record holders of Ralston Purina Common Stock on November 22, 1999 may vote at the meeting. On November 22, 1999, there were 305,154,268 shares of Common Stock outstanding. The shares of Common Stock held in the Company's treasury will not be voted.

HOW  YOU  CAN  VOTE

There  are  three  voting  methods:
- Voting by Mail. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.
- Voting by Telephone. You can vote your shares by telephone by calling the toll-free telephone number on your proxy card.
- Voting by Internet. You can also vote via the Internet. The web site for Internet voting is on your proxy card, and voting is also available 24 hours a day.

If  you  vote  by telephone or via the Internet you should not return your proxy
                                                           ---
card.

HOW  YOU  MAY  REVOKE  OR  CHANGE  YOUR  VOTE

You  can  revoke  your  proxy  at any time before it is voted at the meeting by:
-     sending  written  notice  of  revocation  to  the  Secretary;
-     submitting another proper proxy by telephone, Internet or paper ballot; or
- attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

GENERAL  INFORMATION  ON  VOTING

You are entitled to cast one vote for each share of Common Stock you own on the record date. Shareholders do not have the right to vote cumulatively in electing directors. The election of each director nominee, and each of the other items submitted for a vote of shareholders, must be approved by a majority of shares entitled to vote and represented at the annual meeting in person or by proxy. Shares represented by a proxy marked "abstain" on any matter, or that provide that a vote be withheld on any matter, will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter. Shares represented by a proxy as to which there is a "broker non-vote" (for example, where a broker does not have discretionary authority to vote the shares), will be considered present at the meeting for purposes of determining a quorum, but will have no effect on the vote.

All shares that have been properly voted - whether by telephone, Internet or mail - and not revoked will be voted at the annual meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

If any other matters are properly presented at the annual meeting for consideration, the persons named in the enclosed proxy card will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the annual meeting.

VOTING BY PARTICIPANTS IN THE COMPANY'S SAVINGS INVESTMENT PLAN AND DIVIDEND REINVESTMENT PLAN

- If you participate in the Company's Savings Investment Plan and had an account in the Common Stock Fund on October 29, 1999, the proxy will also serve as voting instructions to the trustee, Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group of Investment Companies, for the shares of Common Stock credited to your account on that date. If the trustee does not receive directions with respect to certain shares of Common Stock held in the Plan, they will vote those shares in the same proportion as they vote shares for which directions were received.

- If you participate in the Company's Dividend Reinvestment Plan, any proxy given by you will also include all shares of Common Stock held for your account under that plan (other than fractional shares) unless contrary instructions are given by you.

COSTS  OF  SOLICITATION

The Company will pay for preparing, printing and mailing this proxy statement. We have engaged Georgeson & Company, Inc. to help solicit proxies from shareholders for a fee of $11,000 plus its expenses. Proxies may also be solicited personally or by telephone by regular employees of the Company without additional compensation, as well as by employees of Georgeson. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.

COMPLIANCE  WITH  SECTION  16(A)  REPORTING

The rules of the Securities and Exchange Commission require that the Company disclose late filings of reports of stock ownership and changes in stock ownership by its directors and executive officers. To the best of the Company's knowledge, all of the filings for the Company's executive officers and directors were made on a timely basis in 1999.



                          ITEM 1. ELECTION OF DIRECTORS

The Board of Directors consists of thirteen members and is divided into three classes, with one class consisting of five members and two classes consisting of four members, with terms of service expiring at successive annual meetings.

Five directors will be elected at the 2000 annual meeting to serve for a three-year term expiring at our annual meeting in the year 2003. The Board has nominated John H. Biggs, David C. Farrell, J. Patrick Mulcahy, William P. Stiritz and Ronald L. Thompson for election as directors at this meeting. Each nominee is currently serving as a director and has consented to serve for a new term. Each nominee elected as a director will continue in office until his successor has been elected and qualified. If any nominee is unable to serve as a director at the time of the annual meeting, your proxy may be voted for the election of another person the Board may nominate in his or her place, unless you indicate otherwise.

VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote and represented in person or by proxy is required for the election of each director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

                 INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

Please  review  the following information about the nominees and other directors
--------------------------------------------------------------------------------
continuing  in  office.  The  ages  shown  are  as  of  December  31,  1999.
----------------------------------------------------------------------------

[PHOTO]     JOHN  H.  BIGGS,  Director  Since  1989,  Age  63
          (Standing  for  election  at  this  meeting  for a term expiring 2003)
--------------------------------------------------------------------------------

Chairman, President and Chief Executive Officer, TIAA-CREF, Teachers Insurance and Annuity Association-College Retirement Equities Fund (pension fund management). Former Chairman of the Board and Chief Executive Officer of
Centerre  Trust  Co.  of  St.  Louis.  Also  a  director  of The Boeing Company.
--------------------------------------------------------------------------------

[PHOTO]     DAVID  C.  FARRELL,  Director  Since  1987,  Age  66
          (Standing  for  election  at  this  meeting  for a term expiring 2003)

Former Chairman of the Board and Chief Executive Officer, The May Department Stores Company (department store retailing). Also a director of Emerson Electric Company.
--------------------------------------------------------------------------------

[PHOTO]     J.  PATRICK  MULCAHY,  Director  Since  1997,  Age  55
          (Standing  for  election  at  this  meeting  for a term expiring 2003)

Chairman of the Board and Chief Executive Officer, Eveready Battery Company, Inc., a subsidiary of Ralston Purina Company. Also a director of Solutia, Inc.
--------------------------------------------------------------------------------

[PHOTO]     WILLIAM  P.  STIRITZ,  Director  Since  1981,  Age  65
          (Standing  for  election  at  this  meeting  for a term expiring 2003)

Chairman of the Board, and former Chief Executive Officer and President, Ralston Purina Company. Chairman of the Board, Chief Executive Officer and President, Agribrands International, Inc. (animal feeds and agricultural products). Also a director of American Freightways, Angelica Corporation, Ball Corporation, The May Department Stores Company, Ralcorp Holdings, Inc., Reinsurance Group of America, Incorporated and Vail Resorts, Inc.
--------------------------------------------------------------------------------

[PHOTO]     RONALD  L.  THOMPSON,  Director  Since  March,  1999,  Age  50
          (Standing  for  election  at  this  meeting  for a term expiring 2003)

Chairman of the Board, President and Chief Executive Officer of Midwest Stamping and Manufacturing Company (automotive component manufacturing). Also a director of Teachers Insurance and Annuity Association, Ryerson Tull and Illinova Corporation.
--------------------------------------------------------------------------------

[PHOTO]     DAVID  R.  BANKS,  Director  Since  1985,  Age  62
          (Continuing  in  Office  -  Term  Expiring  in  2001)

Chairman of the Board and Chief Executive Officer, and former President, Beverly Enterprises, Inc. (health care services). Also a director of Nationwide Health Properties, Inc. and Agribrands International, Inc.
--------------------------------------------------------------------------------

[PHOTO]     M.  DARRELL  INGRAM,  Director  Since  1986,  Age  67
          (Continuing  in  Office  -  Term  Expiring  in  2001)

Former Chairman of the Board, Red Fox Environmental Services, Inc. (pollution control services). Retired President and Chief Executive Officer, Petrolite Corporation 1985-1988. Also a director of Agribrands International, Inc. and Chairman of the Board of First Financial Planners.
--------------------------------------------------------------------------------

[PHOTO]     JOHN  F.  MCDONNELL,  Director  Since  1988,  Age  61
          (Continuing  in  Office  -  Term  Expiring  in  2001)

Former Chairman of the Board and Chief Executive Officer, McDonnell Douglas Corporation (aerospace technology and complementary businesses). Also a director of The Boeing Company and Zoltek Companies, Inc.
--------------------------------------------------------------------------------

[PHOTO]     W.  PATRICK  MCGINNIS,  Director  Since  1997,  Age  52
          (Continuing  in  Office  -  Term  Expiring  in  2001)

Chief Executive Officer and President, Ralston Purina Company; and President and Chief Executive Officer, Pet Products Group, a division of Ralston Purina Company. Also a director of Brown Shoe Company, Inc.
--------------------------------------------------------------------------------

[PHOTO]     DONALD  DANFORTH,  JR.*,  Director  Since  1961,  Age  67
          (Continuing  in  Office  -  Term  Expiring  2002)

Chairman of the Board, Treasurer and former President, Kennelwood Village, Inc. (pet care center).
--------------------------------------------------------------------------------

[PHOTO]     WILLIAM  H.  DANFORTH*,  Director  Since  1969,  Age  73
          (Continuing  in  Office  -  Term  Expiring  2002)

Trustee  and  former  Chancellor,  Washington  University.
--------------------------------------------------------------------------------

[PHOTO]     RICHARD  A.  LIDDY,  Director  Since  1995,  Age  64
          (Continuing  in  Office  -  Term  Expiring  2002)

Chairman of the Board, President and Chief Executive Officer, General American Life Insurance Company (insurance). Chairman of the Board of the Reinsurance Group of America, Incorporated (insurance), and of General American Capital Company, a registered investment company (investments). Also a director of Brown Shoe Company, Inc. and Ameren Corporation.

--------------------------------------------------------------------------------

[PHOTO]     KATHERINE  D.  ORTEGA,  Director  Since  1992,  Age  65
          (Continuing  in  Office  -  Term  Expiring  2002)

Former Alternate Representative of the United States to the 45th General Assembly of the United Nations during 1990-1991; Former Treasurer of the United States from September 1983-June 1989. A director of The Kroger Company, Rayonier, Inc., Ultramar Diamond Shamrock Corporation and member of Washington Mutual Investors Fund Advisory Board.
--------------------------------------------------------------------------------
*Donald  Danforth,  Jr.  and  William  H.  Danforth  are  brothers.



                     BOARD OF DIRECTORS STANDING COMMITTEES
                     --------------------------------------

                                                           Human
Board Member. . . . .  Board  Audit  Executive  Finance  Resources  Nominating
--------------------------------------------------------------------------------
David R. Banks. . . .    X      X                  X*
--------------------------------------------------------------------------------
John H. Biggs . . . .    X                                   X           X
--------------------------------------------------------------------------------
Donald Danforth, Jr..    X               X         X                     X*
--------------------------------------------------------------------------------
William H. Danforth .    X               X                   X*
--------------------------------------------------------------------------------
David C. Farrell. . .    X                         X                     X
--------------------------------------------------------------------------------
M. Darrell Ingram . .    X      X*       X                   X
--------------------------------------------------------------------------------
Richard A. Liddy. . .    X                         X
--------------------------------------------------------------------------------
John F. McDonnell . .    X      X                  X
--------------------------------------------------------------------------------
Katherine D. Ortega .    X      X                            X
--------------------------------------------------------------------------------
William P. Stiritz. .    X*              X*        X
--------------------------------------------------------------------------------
Ronald L. Thompson. .    X      X                  X
--------------------------------------------------------------------------------
W. Patrick McGinnis .    X               X
--------------------------------------------------------------------------------
J. Patrick Mulcahy. .    X               X
--------------------------------------------------------------------------------

Meetings held in 1999    8      2        3         1         5           2
=====================  =====  =====  =========  =======  =========  ==========

*Chairperson

AUDIT: Reviews auditing, accounting, financial reporting and internal control functions. Recommends our independent accountants and reviews their services. All members are non-employee directors.

EXECUTIVE: May act on behalf of the Board in the intervals between Board meetings.

FINANCE: Reviews the Company's financial condition, objectives and strategies and makes recommendations to the Board concerning financing requirements, dividend policy, foreign currency management and pension fund performance.

HUMAN RESOURCES: Sets compensation of Executive Officers, approves deferrals under the Company's Deferred Compensation Plan for Key Employees, administers the Company's Incentive Stock Plans and grants stock options and other awards under those plans. Monitors management compensation and benefit programs, and reviews principal employee relations policies. All members are non-employee directors.

NOMINATING: Recommends nominees for election as directors or Executive Officers to the Board. Also recommends committee memberships and compensation and benefits for directors. Will consider director candidates suggested by shareholders if name of candidate and appropriate biographical information is submitted to the Secretary of the Company. All members are non-employee directors.

     _______________________________________________________________________

                              DIRECTOR COMPENSATION

Employee directors receive no compensation for serving on the Board or its Committees other than their compensation received for their services as employees of the Company.

Fiscal  Year  1999
------------------

During fiscal year 1999, non-employee directors received the following fees for their service on the Board:

Annual  Retainer                           $30,000
Fee  for  Each  Board  Meeting              $1,000
Fee  for  Each  Committee  Meeting          $1,000

The chairpersons of the Committees also received an additional annual retainer of $2,000 for each Committee that they chaired.

In September, 1999, each non-employee director received an option to purchase 2,500 shares of Common Stock of the Company at the closing price for such shares as disclosed on the New York Stock Exchange composite index. The options, which were granted under the Company's 1999 Incentive Stock Plan and have a ten year term, will be exercisable beginning on the second anniversary of the date of grant. They are exercisable prior to that date upon an optionee's death, declaration of total and permanent disability, retirement or resignation from the Board, or upon a change in control of the Company.

Fiscal  Year  2000
------------------

Beginning October 1, 1999, non-employee directors will receive $1,500 per meeting for each Board and Committee meeting he or she attends. The annual retainer remains at $30,000.

Deferred  Compensation  Plan  for  Non-Management  Directors
------------------------------------------------------------

Directors can elect to have their retainer and meeting fees paid quarterly in cash, or defer payment until their retirement under the terms of the Deferred Compensation Plan for Non-Management Directors. Under that Plan, they can defer in the form of stock equivalents under the Equity Option, which tracks the value of the Company's Common Stock, or they can defer into the Variable Interest Option and receive interest at Morgan Guaranty Trust Company of New York's prime rate. Deferrals in the Equity Option in 1999 were increased by a 33-1/3% match by the Company. Deferrals under these Options are paid out in a lump sum in cash, or, for accounts in the Equity Option, in shares of Common Stock, if so elected by the director. Deferrals in the Fixed Benefit Option of the Plan, which was closed to future deferrals in 1994, are paid in the form of an annuity or, if the Director so elects, in a lump sum upon termination from the Board after a change in control of the Company.

During fiscal year 1999, all directors attended 75% or more of the Board meetings and Committee meetings on which they served.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has for many years purchased insurance and insurance-related products and services from General American, as well as other major insurance companies. These purchases are made in the ordinary course of business and on competitive terms. Insurance policies with General American have principally included coverage for health, life and disability benefits. Certain of them are whole life or universal life policies in which premiums are intended to cover the cost of insurance as well as to increase the cash surrender value of such policies. The Company from time to time borrows against the cash surrender value of those policies and repays the borrowings at rates determined under the terms of the policies. Certain of the whole life policies purchased by the Company were contributed to the Company's grantor trust in 1994, and the Company retains the right to borrow against the cash value of those policies.

Substantially all of these insurance arrangements were entered into prior to Mr. Liddy's election to the Company's Board of Directors in 1995. To the Company's best knowledge, Mr. Liddy does not receive direct or indirect compensation related to these policies or the Company's ongoing transactions with respect to the policies. Mr. Liddy has also disclaimed any material interest in the transactions between the Company and General American. The Company expects that its business relationship with General American will continue and, as in the past, any transactions will be conducted in the ordinary course and on competitive terms.

       ITEM 2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The shares represented by your proxy will be voted (unless you indicate to the contrary) to ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, to examine the financial statements of the Company for the fiscal year ending September 30, 2000. That firm has performed this function for the Company since 1955. A partner of PricewaterhouseCoopers LLP will be present at the 2000 annual meeting and will have the opportunity to make a statement and respond to questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.


     ITEM 3. PROPOSAL TO ADOPT THE RALSTON PURINA COMPANY EXECUTIVE INCENTIVE
                                COMPENSATION PLAN

You are asked to consider and approve adoption of the Ralston Purina Company Executive Incentive Compensation Plan. The Board of Directors adopted this Plan on November 18, 1999, subject to approval by shareholders at the annual meeting.

REASON  FOR  ADOPTION  OF  THE  PLAN

Section 162(m) of the Internal Revenue Code limits the Company's ability to deduct compensation paid to the executives designated as "Named Executive Officers" on page 14 of this Proxy Statement unless the compensation meets the statutory definition of "performance-based" compensation which has been approved by a majority of shareholders. In order to maximize its ability to take tax deductions for the compensation which it pays to these executives by complying with Section 162(m), the Company is submitting the Executive Incentive Compensation Plan for shareholder approval. If the Plan is approved, it will permit the Company to deduct, when earned, annual performance-based cash incentive awards during and after fiscal year 2000 and intermediate performance-based incentive awards the performance periods for which begin on or after October 1, 1999, or with respect to intermediate incentive awards granted to the Chief Executive Officer and Chief Financial Officer of the Company, the performance periods for which began on or after October 1, 1998.

In addition, it is believed that the Executive Incentive Compensation Plan will strongly link the interests of these executives to the interests of shareholders by conditioning a significant portion of their compensation on the achievement of objective performance goals for the Company.

If the Plan is approved, any Named Executive Officers chosen by the Committee to receive annual performance-based cash incentive awards under the Plan for a fiscal year will not be eligible to receive bonuses under the Company's other annual cash bonus award programs during that year. Similarly, Named Executive Officers chosen by the Committee to receive intermediate performance-based incentive awards under the Plan will not participate in the Company's intermediate term bonus plans for the same performance period.

A copy of the Plan is attached to this Proxy Statement as Appendix A. You should refer to the Plan document for authoritative details of the terms of the Plan. The following summary is qualified by reference to the full text of the attached Plan.


SUMMARY  OF  THE  PLAN

The Human Resources Committee of the Board, which is composed entirely of non-employee Directors, will administer the Plan and select executives to receive annual or intermediate incentive awards under the Plan. The executives selected will be limited to those constituting the Company's "Named Executive Officers" at the end of the fiscal year in which the award was earned or in which a performance period ended. Such executives are considered "covered employees" as defined in Section 162(m) of the Internal Revenue Code. The Committee may select all, or fewer than all, of the Named Executive Officers for a particular year to receive awards under the Plan.

With respect to annual performance-based cash incentive awards under the Plan, the Committee will allocate percentages of the " bonus pool" among the Named Executive Officers selected to participate in a particular fiscal year, subject to the limitations in the Plan. The Committee will also exercise its discretion to reduce such awards as it deems appropriate, consistent with its philosophy on compensation for these executives.

The Committee will establish objective performance goals which must be met as a condition to the payment of intermediate performance-based incentive awards under the Plan for a particular performance period.

The Committee has the authority to establish rules for the administration of the Plan, and its determinations and interpretations are binding.


ANNUAL  INCENTIVE  AWARDS

Executives selected by the Committee for a particular fiscal year will receive annual performance-based cash incentive awards under the Plan if they qualify as a Named Executive Officer at the time that payment is made. Within 90 days after the beginning of each fiscal year, the Committee will make an allocation of percentages of the " bonus pool" amount for the fiscal year among the executives who may receive annual awards for that year. No more than 40% of the bonus pool may be allocated to any individual executive, and the sum of all executives' allocated percentages cannot be greater than 100%.

The bonus pool for each fiscal year shall be equal to 2% of the greater of the Company's
- Earnings from Continuing Operations before Income Taxes, Equity Earnings and Extraordinary Items, or
-     Net  Cash  Flow  from  Operations,

each as reported in the Company's audited financials for the fiscal year, as set forth in its Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Committee will determine each Named Executive Officer's allocated portion of the bonus pool by multiplying the total pool by the applicable allocated percentage for that fiscal year. The Committee may, in its sole discretion, reduce an executive's allocated portion of the bonus pool, but it may not increase another executive's allocated portion as a result of any such reduction, or for any other reason. The maximum amount that can be paid to a Named Executive Officer as an annual performance-based incentive award under the Plan is 40% of the bonus pool. However, the Committee may exercise its discretion and take into account any factors it deems appropriate to reduce the total award paid to any executive for any fiscal year. The actual amount awarded by the Committee will be consistent with its philosophy on compensation for these executives.

The Committee has discretion to pay an executive a pro-rata portion of an annual incentive award if he or she terminates employment with the Company before the end of the applicable fiscal year.

INTERMEDIATE  INCENTIVE  AWARDS

The Committee may also designate Named Executive Officers to receive intermediate incentive awards under the Plan. Within 90 days after the beginning of a particular performance period, the Committee will determine:
- performance goals chosen from among the objective criteria set forth in the Plan, and the level of achievement related to the goals which will determine the amount of the award earned. Achievement of the goals must be substantially uncertain at the inception of the performance period;
-     the  performance  period,  which  will  be  no  less  than  two  years;
-     forfeiture  provisions;  and
- other terms and conditions of the award determined by the Committee that are not inconsistent with the terms of the Plan or the "performance-based exception" from the income tax deductibility limitations of Section 162(m) of the Code.

The maximum amount payable to any executive under an intermediate performance-based incentive award is four million dollars ($4,000,000). The Committee is required to determine each executive's award based on the established goals and the level of achievement of those goals. The Committee has discretion to pay an executive a pro-rata portion of an intermediate incentive award if he or she terminates employment with the Company before the end of the applicable performance period.

The Committee may make adjustments to the Performance Goals to account for the effects of any stock dividends, stock splits, corporate transactions, including the spinoff of a business unit, or similar events described in the Plan.

                                OTHER PROVISIONS

CHANGE  IN  CONTROL

Unless the Committee elects otherwise, upon a change in control of the Company all annual incentive awards for the current fiscal year will be paid out on a pro-rata basis through the date of the change in control to the selected executives. In addition, unless the Committee determines otherwise, all intermediate incentive awards then outstanding will be paid out to the selected executives as if the performance goals for the performance period had been achieved, prorated through the date of the change in control.

DEFERRAL  OF  AWARDS

The Committee may permit or require an executive to defer receipt of cash award payments that would otherwise be due under the Plan.

TRANSFERABILITY

Awards  granted  under  the Plan may not be transferred by the executive except:
-     by  beneficiary  designation
-     by  will  or  the  laws  of  descent  and  distribution.

No interest under the Plan is assignable, transferable or subject to any lien by an executive.

                                   AMENDMENTS

The  Committee  may  amend  the  Plan  at any time.  No amendment, however, may:
- increase the maximum limits on annual incentive awards and intermediate incentive awards set forth in the Plan, change the class of employees subject to such awards, create additional performance goals not currently set forth in the Plan, or redefine the bonus pool, without shareholder approval;
-     withdraw  the  authority  of  the  Committee  to  administer  the Plan; or
- change the terms of any awards granted before the amendment in an adverse manner without the consent of the executives receiving the awards.

The  Committee  may  elect  to  suspend  or  terminate  the  Plan  at  any time.

                                NEW PLAN BENEFITS

Because awards under the Plan are based upon financial results of the Company in future years, and performance goals for performance periods which have not yet been determined by the Committee, amounts which may be payable to Named Executive Officers under the Plan cannot be determined at this time. However, the Committee has determined that the provisions of the 1998 Leveraged Incentive Plan will no longer be applicable to the intermediate incentive awards originally granted to Messrs. McGinnis and Elsesser under that plan. Instead, those awards have been redesignated by the Committee as intermediate performance-based incentive awards granted under and subject to the provisions of the Plan. The amounts potentially payable to those executives under those awards are described in the Long-Term Incentive Plans table on page 17 of this Proxy Statement.

If the Plan had been in effect for fiscal year 1999, the bonus pool amount available for annual incentive awards to all of the Named Executive Officers would have been $14,316,000, no more than 40% of which, or $5,726,400, could have been awarded to any one individual. These amounts, of course, would have been subject to the Committee's discretion to reduce such annual incentive awards, and if the Plan had been in effect for that year, the Committee would have awarded annual performance-based incentive awards in an amount equal to the 1999 annual bonuses awarded to the Named Executive Officers as set forth in the Summary Compensation Table on page 14 of this Proxy Statement. Amounts awarded to the Named Executive Officers under the Company's 1996 Leveraged Incentive Plan are described in the Summary Compensation Table on page 14 of this Proxy Statement, and potential awards under the 1998 Leveraged Incentive Plan are described in the Long-Term Incentive Plans Table on page 17 of this Proxy Statement.

VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote and represented in person or by proxy is required for approval of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE RALSTON PURINA COMPANY EXECUTIVE INCENTIVE COMPENSATION PLAN.

                                 OTHER BUSINESS

The Board knows of no business which will be presented at the 2000 annual meeting other than that described above. The Company's Bylaws provide that shareholders may bring matters before an annual meeting only if they give timely written notice of the matter to be brought at least 45 days before the month and day that the Company's proxy statement for the prior year's annual meeting was mailed. No such notice with respect to the 2000 annual meeting was received by October 27, 1999, the deadline for the meeting.

                           STOCK OWNERSHIP INFORMATION

FIVE PERCENT OWNERS OF COMMON STOCK. The table below lists the persons known by the Company to beneficially own at least 5% of the Company's Common Stock as of November 1, 1999.




Name and Address                             Amount and Nature of     % Of Shares     Explanatory
Of Beneficial Owner       Title of Class       BeneficialOwnership  Outstanding(A)     Notes
--------------            --------------     ---------------------   -------------     ----------

Bank of America Corporation  Common Stock          16,986,792           5.57%           (B)
Global Corporate &
Investment Banking
Compliance
100 North Tryon Street
Charlotte, NC 28255
----------------------


(A) The number of shares outstanding used in this calculation was the number actually outstanding on November 1, 1999.

(B) Based on a written statement from the shareholder, this amount includes shares of Common Stock owned by subsidiaries of Bank of America Corporation ("Bank of America"). Of these shares, Bank of America has voting and investment powers as follows: sole voting - 4,148,412; shared voting 11,808,908 shares; sole investment - 2,716,104 shares; and shared investment -13,732,381. Of such shares, voting or investment power for 2,360,468 and 2,664,494 shares are shared with Donald Danforth, Jr. and William H. Danforth, respectively, both of whom are Directors of the Company (see Common Stock Ownership of Directors and Executive Officers table).




                COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS




                      SHARES HELD          OPTIONS
DIRECTORS. . . . . .  SHARES               IN SAVINGS   EXERCISABLE            % OF SHARES
AND. . . . . . . . .  BENEFICIALLY         INVESTMENT   WITHIN 60                 OUTSTAND
EXECUTIVE OFFICERS .  OWNED                PLAN (A)     DAYS            TOTAL     -ING (B)
David R. Banks . . .                  306                                     306        *
--------------------  -------------------  -----------  -----------  ------------     ----
John H. Biggs. . . .        6,105 (C) (D)            -                      6,105        *
--------------------  -------------------  -----------  -----------  ------------     ----
Donald Danforth, Jr.     3,508,076 (C)(E)            -            -     3,508,076     1.14
--------------------  -------------------  -----------  -----------  ------------     ----
William H. Danforth.  2,664,494 (C)(D)(F)            -            -     2,664,494        *
--------------------  -------------------  -----------  -----------  ------------     ----
David C. Farrell . .           76,422 (D)            -            -        76,422        *
--------------------  -------------------  -----------  -----------  ------------     ----
M. Darrell Ingram. .               11,177            -            -        11,177        *
--------------------  -------------------  -----------  -----------  ------------     ----
Richard A. Liddy . .                3,000            -            -         3,000        *
--------------------  -------------------  -----------  -----------  ------------     ----
John F. McDonnell. .           15,387 (D)            -            -        15,387        *
--------------------  -------------------  -----------  -----------  ------------     ----
Katherine D. Ortega.                5,094            -            -         5,094        *
--------------------  -------------------  -----------  -----------  ------------     ----
William P. Stiritz .        1,148,930 (G)            -       19,200     1,168,130        *
--------------------  -------------------  -----------  -----------  ------------     ----
Ronald L. Thompson .              400 (D)            -            -           400        *
--------------------  -------------------  -----------  -----------  ------------     ----
W. Patrick McGinnis.       245,421(D) (H)       16,929      749,745     1,012,095        *
--------------------  -------------------  -----------  -----------  ------------     ----
J. Patrick Mulcahy .          207,697 (I)       13,951      749,745       971,393        *
--------------------  -------------------  -----------  -----------  ------------     ----
James R. Elsesser. .          262,764 (J)       15,330      702,023       980,117        *
--------------------  -------------------  -----------  -----------  ------------     ----
Patrick Mannix . . .               47,358       10,437      399,290       457,085        *
--------------------  -------------------  -----------  -----------  ------------     ----
James M. Neville . .               79,455       14,427      227,247       321,129        *
--------------------  -------------------  -----------  -----------  ------------     ----
All Officers and
Directors. . . . . .            8,341,188      108,329    3,031,764    11,655,281        -
====================  ===================  ===========  ===========  ============  =======



In general, "beneficial ownership" includes those shares a director or executive officer has the power to vote or transfer, as well as shares owned by immediate family members that reside with the director or officer. The table above also indicates shares that may be obtained within 60 days upon the exercise of options.
(A) Column indicates the most recent approximation of the number of shares of Common Stock as to which participants in the Company's Savings Investment Plan have voting and transfer rights. Shares of Common Stock which are held in the Plan are not directly allocated to individual participants but instead are held in separate funds in which participants acquire units. Such funds also hold varying amounts of cash and short-term investments. The number of shares allocable to a participant will vary on a daily basis based upon the cash position of the funds and the market price of the stock.
(B) The number of shares outstanding is the sum of (1) the number actually outstanding on November 1, 1999, and (2) the number of shares of Common Stock which would be issued if all options listed in Column 4 were exercised
(C) Excludes 8,147,000 shares of Common Stock held by the Danforth Foundation, St. Louis, Mo. Messrs. Biggs, Danforth and Danforth are three of the ten trustees of the Foundation and disclaim beneficial ownership of its shares
(D) Excludes 4,041,662 shares of Common Stock held by Washington University, St. Louis, Mo. Messrs. Biggs, Farrell McDonnell, McGinnis, Thompson and Dr. W. Danforth serve on the University's Board of Trustees, which consists of 49 members. All of the directors disclaim beneficial ownership of those shares.
(E) Mr. Danforth has sole voting and investment powers respecting 787,836 shares of Common Stock. He shares voting and investment powers with respect to 2,720,240 shares, and disclaims beneficial ownership of 46,011 of those shares. Included are 314,787 shares of Common Stock owned by his wife.
(F) Dr. Danforth has sole voting and investment powers respecting 171,257 shares of Common Stock. He shares voting and investment powers with respect to 2,636,415 shares, and disclaims beneficial ownership of 143,178 of those shares held in a trust.
(G) Mr. Stiritz disclaims beneficial ownership of 102,477 shares of Common Stock owned by his wife.
(H) Mr. McGinnis disclaims beneficial ownership of 5,607 shares of Common Stock owned by his wife.
(I) Mr. Mulcahy disclaims beneficial ownership of 37,831 shares of Common Stock owned by his wife.
(J) Excludes 5,193,015 shares of Common Stock held to fund retirement benefits by the Ralston Purina Retirement Plan Trust of which Mr. Elsesser is one of four trustees who collectively exercise voting and investment power. Mr. Elsesser disclaims beneficial ownership of those shares.

                             EXECUTIVE COMPENSATION

The following table shows compensation for each of the last three fiscal years of the Chief Executive Officer and the other four most highly compensated executive officers ("Named Executive Officers").



                                      SUMMARY COMPENSATION TABLE

                                                                             Long Term
                                                                            Compensation
                                                                             (Awards)
                                                                              --------
                                                           Other    Securi-   Lever-
                                                           Annual   ties       aged      All
                                            Annual         Compen-  Under-    Incent-    Other
                                         Compensation      sation   lying     tive       Compen-
                                         ------------               Options   Plan       sation
  Name and Principal Position     Year  Salary($) Bonus($)     ($)   (#)      ($)       ($)(1)
  ---------------------------     ----  --------- -------   ---     ---      ---         ------
W. P. McGinnis . . . . . . . . .  1999  $650,000  $825,000  $18,410  225,000  $  670,870  $  276,244
Chief Executive Officer. . . . .  1998  $600,000  $638,400  $60,909  402,170           0  $  240,357
 & President; and President. . .  1997  $407,625  $360,000  $11,156        0  $1,062,625  $  218,636
and Chief Executive Officer, Pet
Products Group

J. P. Mulcahy. . . . . . . . . .  1999  $650,000  $638,400  $23,542        0  $  415,499  $  196,431
Chairman of the Board. . . . . .  1998  $600,000  $638,400  $50,567  402,170           0  $  220,907
& Chief Executive Officer. . . .  1997  $407,625  $360,000  $ 9,036        0  $1,062,625  $  189,202
Eveready Battery Company, Inc.

J. R. Elsesser . . . . . . . . .  1999  $365,000  $318,820  $ 6,894  100,000  $  420,873  $176,766(2)
Vice President and Chief . . . .  1998  $350,000  $279,125  $ 6,992  203,825           0  $  170,879
Financial Officer. . . . . . . .  1997  $331,700  $262,706  $ 7,468        0  $  919,200  $  212,182

P.C. Mannix. . . . . . . . . . .  1999  $330,000  $148,913  $ 9,779        0           0  $ 43,304(3)
President. . . . . . . . . . . .  1998  $310,000  $164,300  $12,743   91,434           0  $   63,235
Eveready Battery Company, Inc. .  1997  $290,000  $145,725  $10,944        0  $  810,500  $   53,425

J. M. Neville. . . . . . . . . .  1999  $287,000  $202,335  $ 6,351   30,000  $  331,809  $   90,676
Vice President and General . . .  1998  $275,700  $188,000  $ 6,462   76,434           0  $   94,369
Counsel. . . . . . . . . . . . .  1997  $262,500  $168,000  $ 6,643        0  $  751,400  $   88,163


(1) The amounts shown in this column with respect to fiscal year 1999 consist of the following:

(i)  Above  market  interest  accrued  with respect to deferrals under the Fixed
     -----------------------
Benefit  Option  of  the  Deferred  Compensation  Plan  for  Key  Employees:
     Mr.  McGinnis,  $3,943
     Mr.  Mulcahy,  $3,460
     Mr.  Elsesser,  $4,244
     Mr.  Mannix,  $3,227
     Mr.  Neville,  $3,169

 (ii)  the Savings Investment Plan and Executive Savings Investment Plan Company
       -----------------------------------------------------------------
matching  contributions  or  accruals:
     Mr.  McGinnis,  $22,378
     Mr.  Mulcahy,  $19,332
     Mr.  Elsesser,  $12,898
     Mr.  Mannix,  $7,849
     Mr.  Neville,  $8,311

The amounts shown do not include benefits which were accrued by the Named Executive Officers in this Plan in lieu of the PensionPlus Match Account in the Retirement Plan due to certain limits imposed by the Internal Revenue Code on accruals in the Retirement Plan. Such additional amounts are disclosed in the information about the PensionPlus Match Account found on page 20.

(iii) the Deferred Compensation Plan for Key Employees a Company match of 25% of
      ------------------------------------------------
amounts  deferred  under  the  Equity  Option:
     Mr.  McGinnis,  $206,250
     Mr.  Mulcahy,  $109,600
     Mr.  Elsesser,  $79,705
     Mr.  Mannix,  $32,228
     Mr.  Neville,  $50,584


(iv)  Split-dollar  life  insurance  premiums paid by the Company, which will be
      -----------------------------------------------------------
repaid on a specified future date, valued by multiplying the premiums outstanding during the fiscal year by the Company's weighted average short-term borrowing rate during the year:
     Mr.  McGinnis,  $43,673
     Mr.  Mulcahy,  $64,039
     Mr.  Elsesser,  $79,919
     Mr.  Mannix,  $0
     Mr.  Neville,  $28,612


(2) The amount shown in this item does not include compensation paid or payable by Interstate Bakeries Corporation ("IBC") to Mr. Elsesser, who served as a director of IBC during the last fiscal year at the request of the Company pursuant to the terms of the Shareholder Agreement between the Company and IBC.

(3) Mr. Mannix holds 15,000 shares of restricted stock, valued at $418,125 as of September 30, 1999, plus restricted cash dividends and accumulated interest in the amount of $38,916.



                 OPTION GRANTS IN LAST FISCAL YEAR
        (A)              (B)             (C)     (D)          (E)          (F)
                                      % OF TOTAL
                                      OPTIONS
                                      GRANTED
                     NUMBER OF        TO        EXERCISE
                     SECURITIES       EMPLOYEES OR
                     UNDERLYING       IN        BASE
                     OPTIONS          FISCAL    PRICE         EXPIRATION  GRANT DATE
NAME                 GRANTED (#)      YEAR      ($/sh)        DATE        VALUE(S)
W. Patrick McGinnis  225,000 (1) (2)  11.9%     $28.5625 (3)  9-22-09    $3,296,250 (4)
-------------------  ---------------  -----     ------------  -------    --------------
J. Patrick Mulcahy.               -      -             -         -                -
-------------------  ---------------  -----     ------------  -------    --------------
James R. Elsesser .  100,000 (1) (2)   5.3%     $28.5625 (3)  9-22-09    $1,465,000 (4)
-------------------  ---------------  -----     ------------  -------    --------------
Patrick C. Mannix .               -      -             -         -                -
-------------------  ---------------  -----     ------------  -------    --------------
James M. Neville. .   30,000 (1) (2)   1.6%     $28.5625 (3)  9-22-09    $  439,500 (4)
===================  ===============  =====     ============  =======    ==============



(1)     Options  granted  were  options  to  acquire  shares  of  Common  Stock.

(2) Options become exercisable at the rate of 25% of total shares on the anniversary of the date of grant in each of the years 2001, 2002, 2003 and 2004, and upon death, declaration of permanent and total disability, voluntary termination of employment at or after age 55 with 15 years of service, or at or after age 62, involuntary termination other than for cause, or upon a change in control of the Company. The options have a reload feature in which the optionee who, prior to termination of employment, exercises an option with shares of Company stock held at least six months will receive a new option for the same number of shares surrendered. The reload option will be granted at the then-current market price, will be exercisable after one year and will have a term equal to the balance of the term of the original option.

(3)     Market  price  on  date  of  grant.

(4) Calculated using the binomial option pricing model. Underlying assumptions used in the calculation include a ten-year expiration, a current market price and strike price of $28.5625 per share, a ten year volatility assumption of 22.814%, a current dividend yield of 0.0% and a risk-free rate of return of 6.27%, which was derived from the treasury zero-coupon yield curve. The Company has elected to illustrate the potential realizable value using the binomial option pricing model as permitted by the rules of the Securities and Exchange Commission. This does not represent the Company's estimate or projection of future stock price or of the assumptions utilized; actual gains, if any, upon future exercise of any of these options will depend on the actual performance of the Common Stock.



                          FISCAL YEAR END OPTION VALUES

                NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                 OPTIONS AT FY-END (#)          OPTIONS AT FY-END ($)
                ---------------------           ---------------------
NAME . . . .      EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
--------------  -------------  -----------  -------------  -------------

W. P. McGinnis        654,789    1,036,844      9,147,327      3,186,619
--------------  -------------  -----------  -------------  -------------

J. P. Mulcahy.        654,789      811,844      9,147,327      3,186,619
--------------  -------------  -----------  -------------  -------------

J. R. Elsesser        634,153      641,273      8,989,573      2,680,725
--------------  -------------  -----------  -------------  -------------

P. C. Mannix .        350,768      258,622      4,916,398      1,490,195
--------------  -------------  -----------  -------------  -------------

J. M. Neville.        197,181      239,430      2,668,021      1,092,191
==============  =============  ===========  =============  =========----


None  of the Named Executive Officers exercised options during fiscal year 1999.



                           LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                                                       Estimated  Future  Payments
                                                                     Under Non-Stock Price-Based Plans
                                                                      ----------------------------------

(a) . . . . . . . . . .    (b)                (c)                      (d)         (e)           (f)
                         Number             Performance
                         Of Shares,         or Other Period
                         Units or Other     Until Maturation         Threshold    Target        Maximum
Name. . . . . . . . . .  Rights (#)         or Payout                   ($)        ($)            ($)
---------------          -----------------  -----------------  ----------------  -------    ---------------

W. P. McGinnis. . . . .  N/A               9/30/01              25% of 3 years'  N/A       150% of 3 years'
                                                                aggregate salary.          aggregate salary

J. P. Mulcahy . . . . .  N/A               9/30/01              25% of 3 years'  N/A       150% of 3 years'
                                                                aggregate salary.          aggregate salary

J. R. Elsesser. . . . .  N/A               9/30/01              25% of 3 years'  N/A       150% of 3 years'
                                                                aggregate salary.          aggregate salary

P. C. Mannix. . . . . .  N/A               9/30/01              25% of 3 years'  N/A       150% of 3 years'
                                                                aggregate salary.          aggregate salary

J. M. Neville . . . . .  N/A               9/30/01              25% of 3 years'  N/A       150% of 3 years'
                                                                aggregate salary.          aggregate salary


The Committee approved the adoption of a Leveraged Incentive Plan, effective October 1, 1998, for a select group of executives of the Company including the Named Executive Officers. The plan is designed to pay a cash bonus to participants if, during the three-year period commencing on that date, total shareholder return (defined as stock price appreciation including reinvestment of dividends) equals or exceeds certain thresholds for average annual shareholder return set by the Committee. Each of the Named Executive Officers who participate in the Plan will be entitled to a payment under this portion of the Plan ranging from 25% of aggregate salary for the three-year period if the average annual shareholder return for the period equals or exceeds certain goals: for an employee of the corporate division of the Company, 8%, and for an employee of a business unit, 7% (which reflects a blend of total shareholder return and controllable earnings of the business unit). Such payment targets increase ratably to a maximum of 100% of aggregate salary for the period if the annual return averages 18% for the corporate division and 17% for a business unit. No payments will be made under this portion of the Plan if the average annual return for the period is less than 8% for the corporate division or 7% for a business unit. Mr. Mulcahy's award will be measured as a combination of the business unit and corporate performance goals in proportion to his service during the term of the Plan as co-Chief Executive Officer until June, 1999, and as Chairman of the Board and Chief Executive Officer of Eveready Battery Company on and after that date. If the Company's total shareholder return for the three-year period is at or above that of the 75th percentile of a group of peer competitors, the Named Executive Officers who participate in the Plan will be entitled to receive a payment equal to 50% of aggregate salary for the three-year period. Such payment would be mandatorily deferred until retirement, termination, death or long-term disability in the Equity Option of the Deferred Compensation Plan for Key Employees. No Company match would be credited to such deferrals. A participant must remain employed by the Company through the end of the three-year period to be eligible for a payment, except that prorata payments would be made in the case of retirement, long-term disability, death, involuntary termination (including the sale or other disposition of the participant's business unit), or if the Company should cease to be publicly traded. In such cases, the prorata payments would be based on performance of the Company, business units and peer group to date. Payments that otherwise would not be deductible under Section 162(m) of the Internal Revenue Code may, at the sole discretion of the Committee, be deferred in whole or in part until such time as they are deductible by the Company.

The Committee has determined that the provisions of the Plan will no longer be applicable to the intermediate incentive awards originally granted under the Plan to Messrs. McGinnis and Elsesser, as described above. Instead, those awards have been redesignated by the Committee as intermediate performance-based incentive awards granted under and subject to the provisions of the Ralston Purina Company Executive Incentive Compensation Plan which is being submitted to shareholders for approval, as described on page 28 of this Proxy Statement.

                                 RETIREMENT PLAN

The Ralston Purina Retirement Plan may provide pension benefits in the future to the Named Executive Officers. Most regular U.S. employees that have completed one year of employment with the Company or certain of its subsidiaries are eligible to participate in the Retirement Plan. They become vested after five years of service. Normal retirement is at age 65; however, employees who work beyond age 65 may continue to accrue benefits.

FINAL AVERAGE EARNINGS FORMULA. Annual benefits for the Named Executive Officers, excluding Mr. McGinnis, and other administrative employees are computed by multiplying their Final Average Earnings (the average of their five highest consecutive annual earnings during the ten years prior to their termination of employment) by a number which is 1.5% of their actual years of service (to a maximum of 40 years). That amount is then reduced by up to one-half of their primary social security benefit at retirement (with the actual amount of offset determined by their age and years of service at retirement). In the case of Mr. Mannix, that amount is further reduced to reflect an offset for benefits he has accrued in the Company's Australian Superannuation Plan No. 3, a funded plan sponsored by one of the Company's foreign affiliates.

ACCOUNT-BASED FORMULA. In the case of Mr. McGinnis, his retirement benefit was accumulated under the Final Average Earnings formula described above until December 31, 1998. At that time, as a result of a one-time election opportunity offered to all administrative employees participating in the Retirement Plan, Mr. McGinnis elected to earn his benefit under a new "account based" benefit formula. Under this benefit formula, a participant's "base" single sum retirement benefit is calculated by multiplying the participant's Final Average Earnings by a gross percentage that is accumulated over a participant's working lifetime. The first five years of participant's employment each credit a rate of 4.0% towards that gross percentage. The next five years credit 5.0% each, the next five 6.5% each, the next five 8.0% each and each year in excess of 20 years credits 10% per year. In addition to this "base" single sum benefit, an additional "excess" single sum benefit is calculated as the amount of the participant's Final Average Earnings that is in excess of the Social Security Covered Compensation level in the year of calculation (i.e., in 1999, $33,060) multiplied by a percentage calculated as 3.5% of the participant's actual years of service. The participant also has the option of receiving his pension benefit in the form of an annuity which is the actuarial equivalent of the single sum amount. In no event, however, can the amount of this annuity be less than the annuity that the participant earned as of December 31, 1998 under the Final Average Earnings benefit formula described in the preceding paragraph.

With the exception of Messrs. McGinnis and Mannix, the following table shows the estimated annual retirement benefits, in the form of a single life, 5-year certain annuity beginning at age 65, that would be payable from the Retirement Plan to salaried employees, including the Named Executive Officers, who elected to retain the Final Average Earnings Formula. To the extent a Named Executive Officer's compensation or benefits exceed certain limits imposed by the Internal Revenue Code of 1986, as amended, the table also includes benefits payable from an unfunded supplemental retirement plan. The table reflects benefits prior to the reduction for social security benefits described above.



                             RETIREMENT PLAN TABLE
                 FINAL AVERAGE EARNINGS FORMULA - ANNUITY PAYMENTS

                                      Years of Service
            --------------------------------------------------------------------------
Final Average
Earnings .      10        15        20        25        30          35          40

$  300,000  $ 45,000  $ 67,500  $ 90,000  $112,500  $  135,000  $  157,500  $  180,000
$  400,000  $ 60,000  $ 90,000  $120,000  $150,000  $  180,000  $  210,000  $  240,000
$  500,000  $ 75,000  $112,500  $150,000  $187,500  $  225,000  $  262,500  $  300,000
$  600,000  $ 90,000  $135,000  $180,000  $225,000  $  270,000  $  315,000  $  360,000
$  700,000  $105,000  $157,500  $210,000  $262,500  $  315,000  $  367,500  $  420,000
$  800,000  $120,000  $180,000  $240,000  $300,000  $  360,000  $  420,000  $  480,000
$1,000,000  $150,000  $225,000  $300,000  $375,000  $  450,000  $  525,000  $  600,000
$1,200,000  $180,000  $270,000  $360,000  $450,000  $  540,000  $  630,000  $  720,000
$1,400,000  $210,000  $315,000  $420,000  $525,000  $  630,000  $  735,000  $  840,000
$1,500,000  $225,000  $337,500  $450,000  $562,500  $  675,000  $  787,500  $  900,000
$1,600,000  $240,000  $360,000  $480,000  $600,000  $  720,000  $  840,000  $  960,000
$1,800,000  $270,000  $405,000  $540,000  $675,000  $  810,000  $  945,000  $1,080,000
$2,000,000  $300,000  $450,000  $600,000  $750,000  $  900,000  $1,050,000  $1,200,000
$2,200,000  $330,000  $495,000  $660,000  $825,000  $  990,000  $1,155,000  $1,320,000
$2,400,000  $360,000  $540,000  $720,000  $900,000  $1,080,000  $1,260,000  $1,440,000
$2,600,000  $390,000  $585,000  $780,000  $975,000  $1,170,000  $1,365,000  $1,560,000


The following table shows the estimated retirement benefits, in the form of a single sum amount, that would be payable from the Retirement Plan as of the date of termination of employment to Mr. McGinnis and other administrative employees who elected the account option described above. To the extent that Mr. McGinnis' compensation or benefits exceed certain limits imposed by the Internal Revenue Code of 1986, as amended, the table also includes benefits payable from an unfunded supplemental retirement plan. The annuity amount that would be payable as of a participant's Normal Retirement Age (65) based on the indicated single sum amounts would be determined as 9.3% of the participant's stated single sum balance credited with compound interest at a rate of 3.0% per annum from the participant's date of termination to the participant's 65th birthday.



                                     RETIREMENT PLAN TABLE
                            ACCOUNT-BASED FORMULA - LUMP SUM PAYMENT

Final Average                               Years of Service
Earnings. . .   10          15          20          25          30          35           40

$300,000    $  228,000  $  373,000  $  539,000  $  736,000  $  933,000  $ 1,130,000  $ 1,326,000
$400,000    $  308,000  $  503,000  $  727,000  $  991,000  $1,255,000  $ 1,520,000  $ 1,784,000
$500,000    $  388,000  $  633,000  $  914,000  $1,246,000  $1,578,000  $ 1,910,000  $ 2,241,000
$600,000    $  468,000  $  763,000  $1,102,000  $1,501,000  $1,900,000  $ 2,300,000  $ 2,699,000
$700,000    $  548,000  $  893,000  $1,289,000  $1,756,000  $2,223,000  $ 2,690,000  $ 3,156,000
$800,000    $  628,000  $1,023,000  $1,477,000  $2,011,000  $2,545,000  $ 3,080,000  $ 3,614,000
$1,000,000  $  788,000  $1,283,000  $1,852,000  $2,521,000  $3,190,000  $ 3,860,000  $ 4,529,000
$1,200,000  $  948,000  $1,543,000  $2,227,000  $3,031,000  $3,835,000  $ 4,640,000  $ 5,444,000
$1,400,000  $1,108,000  $1,803,000  $2,602,000  $3,541,000  $4,480,000  $ 5,420,000  $ 6,359,000
$1,500,000  $1,188,000  $1,933,000  $2,789,000  $3,796,000  $4,803,000  $ 5,810,000  $ 6,816,000
$1,600,000  $1,268,000  $2,063,000  $2,977,000  $4,051,000  $5,125,000  $ 6,200,000  $ 7,274,000
$1,800,000  $1,428,000  $2,323,000  $3,352,000  $4,561,000  $5,770,000  $ 6,980,000  $ 8,189,000
$2,000,000  $1,588,000  $2,583,000  $3,727,000  $5,071,000  $6,415,000  $ 7,760,000  $ 9,104,000
$2,200,000  $1,748,000  $2,843,000  $4,102,000  $5,581,000  $7,060,000  $ 8,540,000  $10,019,000
$2,400,000  $1,908,000  $3,103,000  $4,477,000  $6,091,000  $7,705,000  $ 9,320,000  $10,934,000
$2,600,000  $2,068,000  $3,363,000  $4,852,000  $6,601,000  $8,350,000  $10,100,000  $11,849,000


INTERNATIONALIST PLAN. In addition to the Final Average Earnings Formula described above, Mr. Mannix participates in the Company's Internationalist Plan, which is unfunded. Internationalist Plan benefits for Mr. Mannix are computed by multiplying his Final Average Earnings (the average of his five highest consecutive annual earnings during the ten years prior to his termination of employment) by a number which is 1.7% of his actual years of service (to a maximum of 40 years).

Mr. Mannix's benefits under the Internationalist Plan are offset by benefits payable to him under the Ralston Purina Retirement Plan, the supplemental retirement plan, and the Superannuation Plan. Mr. Mannix's benefit, payable under the Superannuation Plan as a single sum payment, is computed by multiplying his Final Average Base Earnings (the average of his five highest consecutive base annual earnings during the ten years prior to his termination of employment) by a number which is 15% of his actual years of service (to a maximum of 40 years). Based upon prevailing long term bond rates, this single sum amount would then be converted to an equivalent annuity payable to Mr. Mannix, with that annuity being used to offset the benefits payable under the Ralston Purina retirement plans. The actual amount of each pension plan's offset will be determined by Mr. Mannix's age and years of service at his retirement.

The following table shows the estimated annual retirement benefits, in the form of a single life, 5-year certain annuity, that would be payable to Mr. Mannix from the Internationalist Plan, assuming age 62 retirement and including the equivalent value of amounts payable to him from the other offsetting Company retirement plans.


                          INTERNATIONALIST PLAN TABLE*
                FINAL AVERAGE EARNINGS FORMULA - ANNUITY PAYMENTS

Final Average.              Years of Service
Earnings
--------------
                          30            35            40
                       -------      --------      --------
$475,000 . . .         $242,250     $282,625      $323,000
$525,000 . . .         $267,750     $312,375      $357,000
$575,000 . . .         $293,250     $342,125      $391,000
$625,000 . . .         $318,750     $371,875      $425,000
$675,000 . . .         $344,250     $401,625      $459,000
$725,000 . . .         $369,750     $431,375      $493,000

*1.7%  accrual  rate

PENSIONPLUS  MATCH  ACCOUNT

Beginning  on  January  1,  1999, to the extent that each of the Named Executive
Officers has elected to contribute compensation on an after-tax basis to the Company-sponsored Savings Investment Plan (SIP), a matching single sum amount is credited to a nominal account balance established for each individual in the pension plan. The single sum amount credited to the individual's account each year is equal to 300% of the first 1.75% of pay (up to a certain limit imposed on pay by the Internal Revenue Code) contributed by the individual to the SIP. The amounts so credited each year to the nominal account are further annually credited each plan year with interest at a rate equal to the average 30-year
U.S. Treasury bond rate in effect during the August preceding the October 1 beginning of each plan year. These nominal accounts may be received by the participant upon termination of employment in the form of a lump sum or an equivalent annuity. For fiscal year 1999, the following amounts were accrued in the PensionPlus Match Accounts of the Named Executive Officers. To the extent a Named Executive Officer's compensation or benefits exceed certain limits imposed by the Internal Revenue Code of 1986, as amended, amounts below also include benefits payable from the unfunded Executive Savings Investment Plan.



Mr.  McGinnis:         $61,092
Mr.  Mulcahy:          $46,871
Mr.  Elsesser:         $36,699
Mr.  Mannix:           $14,265
Mr.  Neville:          $20,214


For the purpose of calculating retirement benefits, the Named Executive Officers had, as of September 30, 1999, the following whole years of credited service:
Messrs. McGinnis-27 years; Mulcahy-31 years; Elsesser-14 years; Neville-15 years; and Mannix-36 years. Earnings used in calculating benefits (other than the PensionPlus Match Account) under the retirement plans are approximately equal to amounts included in the Salary, Bonus and Leveraged Incentive Plan columns in the Summary Compensation Table on page 14.


                               DEATH BENEFIT PLAN

The Company maintains, at no cost to the participants, an unfunded Executive Life Plan to provide supplemental benefits to certain key members of management, generally at the level of division vice president and above. The Plan provides a death benefit, after retirement of the participant, to his or her named beneficiary in an amount equal, on an after-tax basis, to 50% of the participant's last full year's salary and bonus prior to retirement. To be eligible for the benefit, a participant must at the time of retirement meet certain conditions, including (1) being enrolled in the Company's Partnership Life Plan, which is available to almost all non-union administrative and production employees in the United States, with coverage of at least one times earnings; and (2) being age 55 with at least two years of service, or having a combination of age and years of service equal to at least 80. Messrs. Mannix and Neville participated in the Executive Life Plan during fiscal year 1999.

                                  GRANTOR TRUST

The Company has established and funded an irrevocable grantor trust to provide a source of funds to assist the Company in meeting its obligations under certain employee benefit plans and programs in which the Named Executive Officers, as well as other employees, participate. At the present time, assets of the trust consist of the Company's Common Stock and life insurance policies. In the event that the Company is in default of its funding obligations under the trust, payment of obligations under those plans and programs will immediately accelerate unless the employee elects to defer payment.

          CHANGE IN CONTROL AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

Stock options and restricted stock awards granted from time to time to employees, including the Named Executive Officers, under the Company's Incentive Stock Plans generally provide for acceleration of vesting in the event of a change in control of the Company.

In addition, the Company entered into Management Continuity Agreements with each of the Named Executive Officers in fiscal year 1999 which replaced agreements previously in effect. The new Agreements have a term of five years from their effective date, and provide that the Officers will receive severance compensation in the event of their voluntary or involuntary termination after a change in control of the Company, as defined in the Agreement.

In addition, Mr. McGinnis' Agreement would also be triggered upon the sale of the Company's Pet Products unit, but would terminate if the Company spun off the Pet Products business. Similarly, Agreements for Messrs. Mulcahy and Mannix would terminate upon the spin-off of the Company's Battery Products business (which is planned for April, 2000 subject to regulatory and Board approval), but would be triggered in certain circumstances upon the sale of the Battery Products business. Agreements for Messrs. Elsesser and Neville would also be triggered upon their termination of employment after the Company's sale or spin-off of either the Pet Products or Battery Products business.

The compensation payable under the Agreements would be equal to the present value of up to three years' of the Officer's salary, most recent annual bonus and Leveraged Incentive Plan payment earned or paid prior to the termination of employment, with the three-year payment period being reduced for each complete year the Officer remains employed following the specified event. Other payments include a lump sum equal to the present value of defined benefit plan pension benefits that would have been accrued during the relevant payment period; continuation, if appropriate premiums are paid by the Officer, of certain welfare plan benefits for the same period; and certain pension bridging payments for executives who are under the age of 55 at the time of the specified event. No payments would be made if the Officer terminates employment because of death, disability or for cause, as defined in the Agreement.

                            HUMAN RESOURCES COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

The Human Resources Committee (the "Committee") consists entirely of non-employee directors free from relationships with the Company that might be considered a conflict of interest. It approves direct and indirect compensation of Executive Officers and administers and makes awards under the Company's shareholder-approved Incentive Stock Plan.

                             COMPENSATION PHILOSOPHY

The Company's executive compensation program is designed to provide total compensation that can attract, retain and motivate key employees. To do this, the Company uses a "pay-at-risk" approach in which base pay is kept below average levels for comparable executive positions at comparison companies, while incentive programs are offered which provide such employees an opportunity to achieve total compensation considerably above average in the case of exceptional performance. In determining competitive pay standards, the Committee reviews data from published surveys of pay practices of other U.S.-based corporations of similar size with which the Company may compete in recruiting executive talent.

The Committee has established compensation incentives to compensate its key executives in the form of annual, intermediate term and long term awards. The awards which are stock-based are designed to encourage Company stock ownership by executives and to foster a management perspective that is in alignment with shareholders' interests.

                                    SALARIES

The Committee establishes the salaries of key corporate executives based on its assessment of the individual's responsibilities, experience, individual performance and contribution to the Company's performance. The Committee also takes into account compensation data from other companies as described above; historical compensation levels at the Company; and the competitive environment for attracting and retaining executives. In the case of Executive Officers of the Corporate Division, the Committee received a recommendation from Mr. McGinnis as Chief Executive Officer and, in the case of Mr. Mannix, from Mr. Mulcahy as Chairman and Chief Executive Officer of Eveready. A more detailed discussion of the Committee's decisions regarding salaries for Messrs. McGinnis and Mulcahy is set forth below. The salaries for Named Executive Officers are set forth in the Summary Compensation Table on page 14.

                        ANNUAL CASH BONUS AWARD PROGRAMS

Annual cash bonuses are set each year at, or shortly after, the end of the Company's fiscal year. Executive Officers have an opportunity to earn an award based on a combination of individual performance and the overall performance of the Company and/or the performance of a particular operating unit. Individual performance is rated based on a subjective assessment of factors including quality and execution of strategic plans, organizational and management development and special project leadership. For fiscal year 1999, the following bonus programs applied with respect to the Executive Officers:

MR. MCGINNIS. Mr. McGinnis' annual cash bonus award was based on a combination of both personal performance and performance of both the Company as a whole and the Pet Products business. The Committee subjectively evaluated his personal performance, taking into account both his service as Chief Executive Officer as well as his leadership of the Pet Products operating unit during a period of impressive growth. The personal performance component was weighted at approximately 35% of the total bonus award. Company performance was weighted at approximately 65% of the total bonus award, and was based on a combination of corporate fully diluted earnings per share growth versus prior year and Pet Products operating profit versus prior year.

MR. MULCAHY. Mr. Mulcahy's annual cash bonus was based on a combination of personal performance and performance of both the Company as a whole and the Eveready battery business. The Committee, after considering a recommendation which it sought from the Chairman of the Board, subjectively evaluated his performance during the past fiscal year as co-Chief Executive Officer through June 10, 1999, as well as his performance for the entire fiscal year as Chairman and Chief Executive Officer of Eveready. This personal performance component was weighted at approximately 60% of the total bonus award. Company performance was weighted at approximately 40% of the award. It was based on earnings before interest and taxes for the battery business in fiscal year 1999 compared to fiscal year 1998.

CORPORATE  DIVISION  EXECUTIVE  OFFICERS.
Bonuses for Executive Officers employed in the Corporate Division of the Company were measured on Company performance (50%) and a subjective assessment of individual performance (50%). Company performance was determined by measuring fully-diluted earnings per share ("EPS") growth, adjusted for unusual items, for fiscal year 1999 compared to the prior year EPS.

EVEREADY BATTERY COMPANY. The annual bonus for Mr. Mannix was based on Eveready's performance and a subjective assessment of his individual performance. Eveready's performance was measured based on its earnings before income taxes, adjusted for unusual items, compared to a similar calculation of the prior year's earnings. Eveready performance accounted for 70% of the bonus and individual performance for 30%.

The Committee expects to continue to utilize executive bonus plans with varying measures of individual and/or corporate performance for determining all or part of bonuses for Executive Officers.

                          INTERMEDIATE TERM BONUS PLANS

A 1996 Leveraged Incentive Plan and a 1998 Leveraged Incentive Plan (referred to as the 1996 LIP or 1998 LIP) were in effect during fiscal year 1999, covering a select group of key executives including the Named Executive Officers. Executives were included based on an assessment that the group would be able to significantly and positively enhance shareholder value. Each of the Plans was designed to operate over a three-year term. A Plan may pay, at the end of its term, a cash award equal to a percentage of a participant's three years' aggregate base salary if certain Common Stock performance benchmarks are reached. The benchmarks are based on total shareholder return, or "TSR". This measures Common Stock price appreciation plus reinvested dividends or, for executives of operating units, certain business unit earnings benchmarks. In addition, if the TSR over the three-year term meets or exceeds the 75th percentile of the TSR for a peer competitor group of the Company, an additional percentage of aggregate base salary for the three year period may be earned. The peer group evaluated for this purpose is not identical to the peer group reflected in the Performance Graph on page 26. The Committee believes that tying payment under the plan to increases in shareholder value and business unit performance is consistent with its philosophy of maintaining a relatively high portion of pay at risk.

                            DEFERRALS OF BONUS AWARDS

The Committee exercises its discretion in determining whether to permit eligible employees, including Executive Officers, to defer payment of their cash bonus or other cash compensation under the terms of the Deferred Compensation Plan for Key Employees. The terms of that Plan may include, in any particular year, an additional Company match on deferrals in the Equity Option of the Plan. It has been determined that deferrals into the Equity Option of all or part of annual cash bonuses earned in fiscal year 1999 will be credited with a 25% Company match which is subject to certain vesting requirements. The Committee believes that this provision of the Plan further aligns the executive's interests with those of shareholders of the Company by encouraging an investment in Company stock equivalents and adds a retention feature through the vesting requirement.

                                  STOCK AWARDS

Stock-based incentive awards consist principally of stock options and restricted stock awards which are granted from time to time under plans which have been approved by shareholders of the Company. The plan most recently submitted for shareholder approval is the 1999 Incentive Stock Plan. In general, the Committee bases its decisions to grant stock-based incentives on the number of shares of Common Stock outstanding, the number of shares of Common Stock authorized by shareholders under the current Incentive Stock Plan, the number of options and shares of restricted Common Stock held by the executive for whom an award is being considered and the other elements of the executive's compensation, as well as the Company's compensation objectives and policies described above. As with the determination of base salaries and a portion of bonus awards, the Committee exercises subjective judgment and discretion in view of the above criteria and its general policies.

Stock options granted by the Committee entitle the recipient to purchase a specified number of shares of the Company's Common Stock, after certain vesting provisions have been met, at an option price which is equal to the fair market value of the Common Stock at the time of grant. They provide executives with an opportunity to buy and maintain an equity interest in the Company while linking the executive's compensation directly to shareholder value since the executive receives no benefit from the option unless all shareholders have benefited from an appreciation in the value of the Company's Common Stock. In addition, since the options "vest" serially, generally in three or four segments over a period of three to ten years after the date of grant, they function as a retention device while encouraging the executive to take a longer-term view about decisions impacting the Company.

Restricted stock awards consist of grants of the Company's Common Stock subject to certain restrictions. The restricted shares may not be sold, pledged or otherwise transferred until the restrictions lapse. Dividends, and interest on the dividends, accumulate until distributed when restrictions on the underlying shares lapse. Restricted stock awards further the goal of retaining key executives by encouraging stock ownership while linking executive performance with shareholder value.

Details of stock options awarded to Executive Officers of the Company in fiscal year 1999 are set forth on page 16 of this Proxy Statement.

                  COMPENSATION FOR MESSRS. MCGINNIS AND MULCAHY

SALARIES. The Committee had determined, at the start of fiscal year 1999, that base salaries for Messrs. McGinnis and Mulcahy would be based on an assessment of their joint performance as co-Chief Executive Officers. Their base pay was identical, in accordance with this approach. The Committee reviewed their salaries when Mr. Mulcahy resigned as co-Chief Executive Officer in June, 1999 so that he could focus exclusively on the Company's battery business in preparation for the spin-off of Eveready in fiscal year 2000. The Committee found that it was appropriate to maintain each executive's salary at the same level for the balance of fiscal year 1999. The Committee based this decision on the continuing importance of Mr. McGinnis' role as sole Chief Executive Officer of the Company and the significance of Mr. Mulcahy's position in leading Eveready through the transition period prior to the spin-off.

ANNUAL BONUSES. The Committee awarded an annual bonus to Messrs. McGinnis and Mulcahy based on qualitative and quantitative factors described under "Annual Cash Bonus Award Programs" above. With respect to both Mr. McGinnis' and Mr. Mulcahy's awards, the Committee took into account their ability to work effectively to coordinate their shared responsibilities as co-Chief Executive Officers during the period prior to Mr. Mulcahy's resignation from this post. As noted above, the Committee also subjectively evaluated each executive's performance as head of their respective business units.

INTERMEDIATE TERM INCENTIVE PLANS. As described above, Messrs. McGinnis and Mulcahy participated in the 1996 LIP, and continue to participate in the 1998 LIP. Mr. McGinnis' payment under the 1996 LIP was based in part on TSR for the Pet Products unit pro-rated for the period he was President of that unit before being named co-Chief Executive Officer of the Company. The balance of the payment was based on TSR for the Company pro-rated for the portion of the LIP period he served as co-Chief Executive Officer and, beginning in June, 1999, sole Chief Executive Officer. The Committee used the same methodology to determine Mr. Mulcahy's award, taking into account TSR for Eveready pro-rated for the periods at the beginning and end of the 1996 LIP term during which he served as Chairman and Chief Executive Officer of Eveready, and TSR for the Company pro-rated for his period of service as co-Chief Executive Officer of the Company.

STOCK AWARDS. In September, 1999, the Committee awarded Mr. McGinnis options to purchase Company stock. Details of that award are found on page 16. In determining the size of the award, the Committee reviewed current data derived from a survey of peer companies and reviewed the economic value of the median award most recently granted to the incumbent chief executive officers. With the advice of outside consultants, this economic value was translated into equivalent value in options to purchase Company stock. The results were then evaluated in the context of competitive market pay and historical option grants made to Mr. McGinnis.

In light of the anticipated spin-off of Eveready in fiscal year 2000, the Committee did not grant options to any employees of Eveready in September, 1999, including Mr. Mulcahy. The Committee determined that it was appropriate that such a significant equity-linked compensation decision would best be made by the board of directors of Eveready after it was spun off, so that Eveready employees would be able to participate directly in the performance of the Battery Products business.

                 DEDUCTIBILITY OF CERTAIN EXECUTIVE COMPENSATION

A feature of the Omnibus Budget Reconciliation Act of 1993 sets a limit on deductible compensation of $1,000,000 per year per person for those executives designated as named executive officers in the Proxy Statement. The Committee has mandated or reserved the right to mandate the deferral of certain bonus and salary payments to such officers. A portion of amounts payable to Messrs. McGinnis, Mulcahy and Elsesser under the 1996 Leveraged Incentive Plan have been mandatorily deferred until such time as they are deductible by the Company. While it is the general intention of the Committee to meet the requirements for deductibility, the Committee may approve payment of non-deductible compensation from time to time if unusual circumstances warrant it. The Committee will continue to review and monitor its policy with respect to the deductibility of compensation.


W.  H.  Danforth-Chairman       J.  H.  Biggs
M.  D.  Ingram                  K.  D.  Ortega


                                PERFORMANCE GRAPH

The graph below is presented in accordance with SEC requirements. You are cautioned against drawing any conclusions from the data in the graph, as past results do not necessarily indicate future performance. The graph does not reflect the Company's forecast of future financial performance.

Despite anything to the contrary in any of the Company's previous SEC filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following graph and the Human Resources Committee Report on Executive Compensation set forth above will not be incorporated by reference into any such filings.

The line graph below compares the annual percentage change in cumulative total shareholder return for Ralston Purina Company's Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Food Index.

        COMPARISON OF CUMULATIVE TOTAL RETURN ON $100 INVESTED IN RALSTON
          PURINA COMPANY COMMON STOCK ON SEPTEMBER 30, 1994 VS. S&P 500
                              AND S&P FOOD INDICES

                                   (insert graph)



On April 1, 1998 (as depicted by a solid vertical line), the Company issued a dividend of one share of Common Stock of Agribrands International, Inc. for every ten shares of Company Common Stock then held. The Agribrands shares received are assumed to be liquidated with the proceeds from the sale being reinvested in Company Common Stock. For the S&P 500 and the S&P Food Indices, cumulative returns are measured for the period September 30, 1994 through September 30, 1999, with the value of each index set to $100 on September 30, 1994. Total return assumes reinvestment of dividends.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

Any proposals to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company, directed to the attention of the Secretary, no later than August 13, 2000 in order to be included in the Company's proxy statement and form of proxy for that meeting. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the Bylaws of the Company. Under the Company's Bylaws, other proposals which are not included in the proxy statement will be considered untimely and will not be presented at that meeting unless they are received by the Company, directed to the attention of the Secretary, no later than October 27, 2000.

                         By  order  of  the  Board  of  Directors,



                         Nancy  E.  Hamilton
                         Secretary
December  10,  1999

                                   APPENDIX A
                             Ralston Purina Company
                      Executive Incentive Compensation Plan


CONTENTS



Article 1. Establishment, Purpose, and Duration     30

Article 2. Definitions                              30

Article 3. Administration                           32

Article 4. Eligibility and Participation            32

Article 5. Annual Incentive Award Opportunity       32

Article 6. Intermediate Incentive Award Opportunity 33

Article 7. Performance Goals                        33

Article 8. Beneficiary Designation                  34

Article 9. Change in Control                        34

Article 10. Amendments                              34

Article 11. Miscellaneous                           35


                             RALSTON PURINA COMPANY
                      EXECUTIVE INCENTIVE COMPENSATION PLAN
                      -------------------------------------

                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 ESTABLISHMENT OF THE PLAN. Ralston Purina Company, a Missouri corporation (the "Company"), hereby establishes an incentive compensation plan to be known as "The Ralston Purina Company Executive Incentive Compensation Plan" (the "Plan"), as set forth in this document. The Plan permits the awarding of annual and intermediate term cash bonuses to executive officers of the Company.
Upon approval by the Board of Directors of the Company, the Plan shall become effective as of October 1, 1999, or with respect to Intermediate Incentive Awards granted the Chief Executive Officer and Chief Financial Officer of the Company, as of October 1, 1998 (the "Effective Date") and shall remain in effect as provided in Article 1.3 hereof.
1.2 PURPOSE. The Plan is intended to enhance the profitability and value of the Company for the benefit of its shareholders by providing for the grant of Incentive Awards to attract, retain and motivate certain executive officers who make important contributions to the success of the Company, and to assure deductibility of such Incentive Awards by the Company by complying with the requirements of Code Section 162(m).
1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Article 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend the Plan at any time, pursuant to
Article 10 hereof, until terminated by the Board of Directors in accordance with
Article  10.
                             ARTICLE 2. DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the defined meaning is intended, the term is capitalized:
2.1 "AFFILIATE" shall mean any subsidiary, whether directly or indirectly owned, or parent of the Company, or any other entity designated by the Committee.
2.2 "ANNUAL INCENTIVE AWARD" shall mean an Incentive Award granted to a Participant as described in Article 5 hereof.
     2.3 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.4 "BOARD" OR "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.
     2.5 "BONUS POOL" shall mean the pool of funds described in Article 5.2 hereof from which Annual Incentive Awards shall be paid.
2.6 "BONUS POOL PERCENTAGE" shall mean the percentage ascribed to each Participant under Article 5.1.
     2.7 "CAUSE" shall mean a Covered Employee's termination of employment with the Company or an Affiliate because of act(s) of gross misconduct attributed to the Covered Employee provided, however, that a termination for Cause shall not include termination attributable to:
(a) Unsatisfactory work performance or unsatisfactory work development, on the part of the Covered Employee; or
(b) An act or omission that a reasonable employee would have believed to be lawful and which such an employee would reasonably believe to have been in, or not opposed to, the best interests of the Company and that was reasonably believed by the Covered Employee to be lawful; or
(c) The good faith conduct of the Covered Employee in connection with a Change in Control of the Company (including opposition to or support of such Change in Control); or
(d)     The  elimination  of  the  Covered  Employee's  position.
     2.8     "CHANGE  IN  CONTROL"  shall  occur  when:

(a) A person, as defined under the securities laws of the United States, acquires Beneficial Ownership of more than fifty percent (50%) of the outstanding voting securities of the Company (other than acquisitions by the Company, an Affiliate, any person acting on behalf of the Company as an underwriter pursuant to an offering, or any trustee or other fiduciary holding Company Common Stock pursuant to the terms of any Company benefit plan), or

(b) The Directors of the Company immediately before a business combination between the Company and another entity, or a proxy contest for the election of Directors shall as a result thereof cease to constitute a majority of the Board of Directors of the Company or of any successor to the Company.
     2.9 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
     2.10 "COMMITTEE" shall mean the Human Resources Committee of the Board, or any successor committee the Board may designate to administer the Plan. Each member of the Committee shall be an "outside director" within the meaning of
Section  162(m)  of  the  Code  and  regulations  thereunder.
2.11 "COMPANY" shall mean Ralston Purina Company, a Missouri corporation, including any and all Subsidiaries and Affiliates, and any successor thereto as provided in Article 11 hereof.
2.12 "COVERED EMPLOYEE" shall mean an employee of the Company (a) who, as of the close of the Company's fiscal year coinciding with the applicable Plan Year or within which the applicable Performance Period ends, is the Company's chief executive officer or is an individual acting in such a capacity, or (b) whose total compensation is required to be reported to shareholders under the Exchange Act by reason of such employee being among the four highest compensated officers (other than the chief executive officer) for the Company's fiscal year coinciding with the applicable Plan Year, or within which the applicable Performance Period ends.
2.13 "DIRECTOR" shall mean any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or any Subsidiary or Affiliate shall not be considered a Director under the Plan.
2.14 "DISABILITY" shall mean a disability as determined by the Committee in its sole discretion.
2.15 "EFFECTIVE DATE" shall mean the date the Plan becomes effective, as set forth in Section 1.1 hereof.
2.16 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.17 "INCENTIVE AWARD" shall mean, individually or collectively, the grant of an Annual Incentive Award or Intermediate Incentive Award.
2.18 "INTERMEDIATE INCENTIVE AWARD" shall mean an Incentive Award granted to a Participant as described in Article 6 hereof.
2.19 "NET CASH FLOW" shall mean the Company's net cash flow from operations as reported in the Company's Annual Report on Form 10-K, filed under the Exchange Act.
     2.20 "OPERATING EARNINGS" shall mean the Company's earnings from Continuing Operations before Income Taxes, Equity Earnings, and Extraordinary Items as reported in the Company's Annual Report on Form 10-K filed under the Exchange Act.
2.21 "PARTICIPANT" shall mean any Covered Employee who is selected by the Committee to participate in the Plan.
2.22 "PERFORMANCE-BASED EXCEPTION" shall mean the performance-based exception from the Federal income tax deductibility limitations of Code Section 162(m).
2.23 "PERFORMANCE GOALS" shall mean any of the goals set forth in Article 7 hereof which are established by the Committee to qualify an Intermediate Incentive Award for the Performance-Based Exception.
2.24 "PERFORMANCE PERIOD" shall mean the period of time designated by the Committee over which Intermediate Incentive Awards may be earned in whole or in part  if  certain  Performance  Goals established by the Committee are achieved.
2.25 "PLAN" shall mean the Ralston Purina Company Executive Incentive Compensation Plan as set forth herein.
2.26 "PLAN YEAR" shall mean the Company's fiscal year, unless otherwise designated by the Committee.
2.27 "SUBSIDIARY" shall mean any corporation (other than the Company) in which the Company owns fifty percent (50%) or more of the total combined voting power of all classes of stock.

                            ARTICLE 3. ADMINISTRATION

     3.1     GENERAL.  The  Plan  shall  be  administered  by  the  Committee.
3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions herein, the Committee shall have full power to determine the terms and conditions of Incentive Award opportunities in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Incentive Award opportunity to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its authorities as identified hereunder, but no delegation shall violate the "outside director" requirement of the Performance-Based Exception.
3.3 DECISIONS BINDING. All determinations and decisions of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all parties.

                    ARTICLE 4. ELIGIBILITY AND PARTICIPATION

4.1 ELIGIBILITY. Only Covered Employees shall be eligible to participate in the Plan, if selected by the Committee.
4.2 PARTICIPATION. Participation in the Plan shall be determined by the Committee.
4.3 NO RIGHT TO PARTICIPATE. No Covered Employee shall at any time have a right to be selected for participation in the Plan, despite having previously participated in the Plan.

                  ARTICLE 5. ANNUAL INCENTIVE AWARD OPPORTUNITY

     5.1 GRANT OF ANNUAL INCENTIVE AWARDS. Annual Incentive Awards shall be made from a Bonus Pool for each Plan Year, determined in accordance with Section
5.2. The Committee shall allocate a Bonus Pool Percentage to each selected Participant for each Plan Year. Such allocation shall be made within ninety (90) days of the commencement of the Plan Year. In no event may the Bonus Pool Percentage allocated to any one individual Participant exceed forty percent (40%) of the total Bonus Pool for that Plan Year. In addition, the sum of all Participants' applicable Bonus Pool Percentages in any Plan Year shall total no more than one hundred percent (100%) of the Bonus Pool.
5.2 DETERMINATION OF BONUS POOL. The Bonus Pool shall be an amount equal to two percent (2%) of the greater of : (i) the Company's Operating Earnings for the Plan Year, or (ii) the Company's Net Cash Flow for the Plan Year.
5.3 DETERMINATION OF ANNUAL INCENTIVE AWARDS. As soon as practicable after the Bonus Pool amount for any Plan Year is determinable, the Committee shall calculate each Participant's allocated amount of the Bonus Pool by multiplying the final Bonus Pool amount for the Plan Year by each Participant's Bonus Pool Percentage. A Participant's Annual Incentive Award shall then be determined based on the Participant's allocated portion of the Bonus Pool, reduced in such manner as the Committee in its sole discretion, may determine. In no event, however, may a Participant's allocated portion of the Bonus Pool be increased, whether as a result of a reduction of any other Participant's allocated portion or for any other reason. In reducing a Participant's Annual Incentive Award, the Committee may consider any such factors it determines applicable or appropriate.
     5.4 PAYMENT OF ANNUAL INCENTIVE AWARDS. Payment of Annual Incentive Awards shall be made in such form and at such time as determined by the Committee.
     5.5 TERMINATION OF EMPLOYMENT. Unless determined otherwise by the Committee in its sole discretion, upon a Participant's termination of employment by reason of death, Disability, voluntary termination at or after age fifty
(50), sale or other disposition of a business unit that employs the Participant, or other involuntary termination (other than for Cause), the Participant shall be entitled to a pro rata portion of his or her Annual Incentive Award. Such pro rata portion shall be determined as of the date of termination of employment in the manner described in Section 5.3, based on such Participant's Bonus Pool Percentage Allocation for that Plan Year and a Bonus Pool determined as though the Plan Year had ended on the last day of the full quarter immediately preceding the Participant's termination of employment. Upon a termination of employment for any other reason and unless the Committee determines otherwise in its sole discretion, the right to any Annual Incentive Award shall be forfeited.

               ARTICLE 6. INTERMEDIATE INCENTIVE AWARD OPPORTUNITY

     6.1 GRANT OF INTERMEDIATE INCENTIVE AWARDS. Subject to the terms of the Plan, the Committee may designate Participants to receive Intermediate Incentive Awards under the Plan. The Committee shall determine within ninety (90) days of the commencement of the Performance Period:
(a) The Performance Goals and level of achievement related to these goals which shall determine the Intermediate Incentive Award earned;
(b)     The  Performance Period, which period may, in no event, be less than two
(2)  years;
(c)     Forfeiture  provisions;  and
(d) Such further terms and conditions, in each case not inconsistent with the Plan or with the requirements of the Performance-Based Exception, as may be determined from time to time by the Committee.
     The maximum amount payable to any Participant with respect to an Intermediate Incentive Award established for a Performance Period shall not exceed four million dollars ($4,000,000).
6.2 PERFORMANCE GOALS. The Performance Goals for any Intermediate Incentive Awards that are intended by the Committee to satisfy the requirements for the Performance-Based Exception under Code Section 162(m) shall be a goal based solely on one or more Performance Goals (as defined in Article 7) selected by the Committee. The Committee shall determine the extent to which any Performance Goal has been satisfied, and the amount payable as a result thereof, prior to payment.
6.3 DETERMINATION OF INTERMEDIATE INCENTIVE AWARDS. As soon as practicable after the end of the Performance Period, the Committee shall determine each Participant's Intermediate Incentive Award based on the extent to which the established Performance Goals were achieved.
6.4 PAYMENT OF INTERMEDIATE INCENTIVE AWARDS. Payment of Intermediate Incentive Awards shall be made in such form and at such time as designated by the Committee.
     6.5 TERMINATION OF EMPLOYMENT. Unless determined otherwise by the Committee in its sole discretion, upon a Participant's termination of employment by reason of death, Disability, voluntary termination of employment at or after age fifty (50), the sale or other disposition of a business unit that employs the Participant, or other involuntary termination (other than for Cause), the Participant shall be entitled to a pro rata portion of the Intermediate Incentive Award, as though the Performance Period had ended as of the last day of the full quarter immediately preceding the Participant's termination of employment. In determining such pro rata Intermediate Incentive Award, the Committee shall make any adjustments to the Performance Goals that it may deem appropriate in its sole discretion, to take into account the deemed shorter
Performance Period. Upon a termination of employment for any other reason and unless the Committee determines otherwise in its sole discretion, the right to any Intermediate Incentive Award shall be forfeited.

                          ARTICLE 7. PERFORMANCE GOALS

     Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general Performance Goals set forth in this Article 7, the attainment of which may determine the amount payable with respect to Intermediate Incentive Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the Performance Goals to be used for purposes of such grants shall be chosen from among:
(a)     Earnings  per  share;
(b)     Income  or  Net  income;
(c) Return measures (including, but not limited to, return on assets, capital, equity, or sales);
(d) Cash flow return on investments which equals net cash flows divided by owners equity;
(e) Controllable earnings (a division's operating profit, excluding the amortization of goodwill and intangible assets, less a charge for the interest cost for the average working capital investment by the division);
(f)     Operating  earnings  or  net  operating  earnings;
(g)     Cost  control;
(h)     Share  price  (including,  but  not  limited  to,  growth  measures);
(i)     Total  shareholder  return  (stock  price  appreciation plus dividends);
(j)     Economic  value  added;
(k)     EBITDA;
(l)     Operating  margin;
(m)     Market  share;  and
(n)     Cash  Flow  from  Operations.
     Performance may be measured on an individual, corporate group, business unit, or consolidated basis and may be measured absolutely or relatively to the Company's peers. In establishing the Performance Goals, the Committee may account for the effects of acquisitions, divestitures, extraordinary dividends, stock split-ups, stock dividends or distributions, issuances of any targeted stock, recapitalizations, warrants or rights issuances or combinations, exchanges or reclassifications with respect to any outstanding class or series of Stock, or a corporate transaction, such as any merger of the Company with another corporation, any consolidation of the Company and another corporation into another corporation, any separation of the Company or its business units (including a spinoff or other distribution of stock or property by the Company), any reorganization of the Company (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation by the Company, or sale of all or substantially all of the assets of the Company, or other extraordinary items.

                       ARTICLE 8. BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                          ARTICLE 9. CHANGE IN CONTROL

     Except as otherwise provided by the Committee with respect to an Incentive Award, upon a Change in Control of the Company, all Annual Incentive Awards shall be determined by the Committee, in the manner described in Section 5.3, based on the Bonus Pool Percentage established for each Participant, determined as though the Plan Year had ended on the date of the Change in Control and a Bonus Pool determined as of such date. All Intermediate Incentive Awards shall be paid out on a prorated basis, determined as if all Performance Goals for the applicable Performance Period had been achieved as of the date of the Change in Control and the applicable Performance Period had ended on the date of the Change of Control. Payment of Incentive Awards shall be made as soon as practicable following the Change in Control.

                             ARTICLE 10. AMENDMENTS

     The Committee, in its sole discretion, without notice, at any time and from time to time, may modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that (i) no such amendment or modification may (a) increase the maximum limits on Annual Incentive Awards or Intermediate Incentive Awards as set forth in Sections 5.1 and 6.1 respectively, (b) change the class of Participants, (c) create additional Performance Goals, or (d) change the definition of the Bonus Pool, without approval of the Company's shareholders; (ii) no such modification, amendment, suspension, or termination may, without the consent of a Participant (or his or her beneficiary in the case of the death of the Participant), materially reduce the right of a Participant (or his or her beneficiary as the case may be) to a payment or distribution hereunder to which he or she may otherwise be entitled; and (iii) no such amendment or modification may have the effect of eliminating the authority of the Committee to administer the Plan.

                            ARTICLE 11. MISCELLANEOUS

     11.1 DEFERRALS. The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash that would otherwise be due pursuant to his or her Incentive Award. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.
11.2 CHANGE IN TAX LAWS. In the event that applicable tax laws change to permit Committee discretion to alter the governing Performance Goals without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Incentive Awards which shall not qualify for the Performance-Based
Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).
11.3 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.
11.4 NONTRANSFERABILITY. A Participant may not assign, transfer, pledge or otherwise encumber his or her right or interest in the Plan. In addition, such right or interest in the Plan shall not be subject to any lien (directly, by operation of law or otherwise), nor shall it be subject to execution, levy, garnishment, attachment, pledge or bankruptcy.
11.5 UNSECURED INTEREST. No Participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific asset of the Company. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.
11.6 WITHHOLDING TAXES. The Company shall have the right to deduct from all payments under the Plan any Federal, state, or local taxes required by law to be withheld with respect to such payments.
11.7 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular, and the singular shall include the plural.
11.8 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
11.9 COSTS OF THE PLAN. All costs of implementing and administering the Plan shall be borne by the Company.
11.10 SUCCESSORS. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
11.11 REQUIREMENTS OF LAW. The granting of Incentive Awards under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
11.12 GOVERNING LAW. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the laws of the state of Missouri.

LANGUAGE  ON  FRONT  OF  PROXY  CARD

Ralston  Purina       PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF DIRECTORS
 Company              FOR  ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 27, 2000 AT
                      2:30  P.M.ST.  LOUIS  MARRIOTT  PAVILION DOWNTOWN,
                      ONE BROADWAY, ST. LOUIS, MO
The undersigned hereby appoints Messrs. W. Patrick McGinnis and James M. Neville, and each of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on January 27, 2000, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY RELATES TO SHARES OWNED BY THE UNDERSIGNED, INCLUDING ANY COMMON STOCK HELD IN THE UNDERSIGNED'S ACCOUNT UNDER THE DIVIDEND REINVESTMENT PLAN AND ANY COMMON STOCK SHARES CREDITED TO THE UNDERSIGNED'S ACCOUNT UNDER THE SAVINGS INVESTMENT PLAN. EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

     Proxy  #          Shares  Owned          SIP  Shares

RAL






IMPORTANT-PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY

                  (please detach at perforation before mailing)
-----------------------------------------------------------------



                             RALSTON PURINA COMPANY

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                   AT THE ST. LOUIS MARRIOTT PAVILION DOWNTOWN
                                  ONE BROADWAY
                           THURSDAY, JANUARY 27, 2000
                                    2:30 P.M.

                           Seating Begins at 1:30 p.m.

                          SHAREHOLDER ADMITTANCE TICKET
               (PLEASE BRING THIS TICKET WITH YOU TO THE MEETING)









 This ticket entitles you, the shareholder(s), to attend the 2000 Annual Meeting
           If you require special arrangements to attend this meeting,
           -----------------------------------------------------------
       please contact the Company at (314) 982-2374 prior to the meeting.

LANGUAGE ON BACK OF PROXY CARD

Ralston  Purina       PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF DIRECTORS
 Company              FOR  ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 27, 2000 AT
                      2:30  P.M.ST.  LOUIS  MARRIOTT  PAVILION DOWNTOWN, ONE
                      BROADWAY, ST. LOUIS, MO
The undersigned hereby appoints Messrs. W. Patrick McGinnis and James M. Neville, and each of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on January 27, 2000, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY RELATES TO SHARES OWNED BY THE UNDERSIGNED, INCLUDING ANY COMMON STOCK HELD IN THE UNDERSIGNED'S ACCOUNT UNDER THE DIVIDEND REINVESTMENT PLAN.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

     Proxy  #          Shares  Owned

RAL










IMPORTANT-PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY


                  (please detach at perforation before mailing)

-----------------------------------------------------------------


                             RALSTON PURINA COMPANY

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                   AT THE ST. LOUIS MARRIOTT PAVILION DOWNTOWN
                                  ONE BROADWAY
                           THURSDAY, JANUARY 27, 2000
                                    2:30 P.M.

                           Seating Begins at 1:30 p.m.

                          SHAREHOLDER ADMITTANCE TICKET
               (PLEASE BRING THIS TICKET WITH YOU TO THE MEETING)









 This ticket entitles you, the shareholder(s), to attend the 2000 Annual Meeting
           If you require special arrangements to attend this meeting,
           -----------------------------------------------------------
           contact the Company at (314) 982-2374 prior to the meeting.

LANGUAGE ON BACK OF PROXY CARD

1. Election of five Directors to serve three-year terms ending at the annual meeting held in 2003, or until their successors
    are  elected  and qualified:   01-John H. Biggs, 02-David C. Farrell, 03-J.
    Patrick  Mulcahy,  04-William  P.  Stiritz  and
    05-Ronald  L.  Thompson.

            FOR  all  nominees  listed
            FOR  all  nominees  listed  except
                                              --------------------------------

            WITHHOLD  AUTHORITY  to  vote  for  all  nominees  listed

2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending September 30, 2000.
       FOR                 AGAINST                 ABSTAIN

3. Proposal to adopt the Ralston Purina Company Executive Incentive Compensation Plan.
       FOR                 AGAINST                 ABSTAIN


                                   Shareholder(s),  please sign below exactly as
                                  name(s)  appears on  front  of  card;  in  the
                                   case  of joint holders,  all  should  sign.

                                   --------------------------------------------

                                   -------------------------------------------
                                                      Signature(s)


                                    Date:
                                         --------------------------------------



THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  PROPOSALS 1, 2 AND 3 ABOVE.


                  (please detach at perforation before mailing)
-----------------------------------------------------------------


                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: CALL TOLL-FREE ON A TOUCH-TONE TELEPHONE 1-888-297-9553 (AVAILABLE 24 HOURS A DAY)
             THERE  IS  NO  CHARGE  FOR  THIS  CALL.
                   YOU WILL BE ASKED TO ENTER A CONTROL NUMBER LOCATED IN THE BOX IN THE LOWER RIGHT OF THIS FORM.

OPTION  A:     To  vote  as  the Board of Directors recommends on ALL proposals:
               Press  1

OPTION  B:     If  you choose to vote on each proposal separately, press 0.  You will  hear  these  instructions:
               Proposal  1:  To  vote FOR ALL nominees, press 1; TO WITHHOLD FOR
               ALL nominees,  press  9
               TO WITHHOLD  FOR  AN INDIVIDUAL  nominee, Press 0 and listen to
               The instructions.
               For Proposals 2 and 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
               When  asked,  you  must  confirm  your  vote  by  pressing  1.

VOTE  BY  INTERNET:  THE  WEB  ADDRESS  IS  WWW.RALSTON.PROXYVOTING.COM
                                            ---------------------------

        IF YOU VOTE BY TELEPHONE OR INTERNET - DO NOT MAIL THE PROXY CARD
                                               ------
                              THANK YOU FOR VOTING

CALL  TOLL-FREE  ON  A  TOUCH-TONE  TELEPHONE
   1-888-297-9553                                123  456  789  123
AVAILABLE  24  HOURS  A  DAY                     CONTROL  NUMBER  FOR
There  is  NO CHARGE to you for this call        TELEPHONE OR INTERNET VOTING

LANGUAGE ON FRONT OF PROXY CARD

Ralston  Purina       PROXY  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF DIRECTORS
 Company              FOR  ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 27, 2000 AT
                      2:30  P.M. ST.  LOUIS  MARRIOTT  PAVILION DOWNTOWN,
                      ONE BROADWAY, ST. LOUIS, MO
The undersigned hereby appoints Messrs. W. Patrick McGinnis and James M. Neville, and each of them, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Shareholders of Ralston Purina Company on January 27, 2000, and any adjournment thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

     Proxy  #          Shares  Owned

RAL









IMPORTANT-PLEASE SIGN AND DATE ON BACK OF CARD. RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY

LANGUAGE ON BACK OF PROXY CARD


1. Election of five Directors to serve three-year terms ending at the annual meeting held in 2003, or until their successors
    are  elected  and qualified:   01-John H. Biggs, 02-David C. Farrell, 03-J.
    Patrick  Mulcahy,  04-William  P.  Stiritz  and
    05-Ronald  L.  Thompson.

            FOR  all  nominees  listed
            FOR  all  nominees  listed  except
                                              ---------------------------------
            WITHHOLD  AUTHORITY  to  vote  for  all  nominees  listed

2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending September 30, 2000.
       FOR                 AGAINST                 ABSTAIN

3. Proposal to adopt the Ralston Purina Company Executive Incentive Compensation Plan.
       FOR                 AGAINST                 ABSTAIN





                                   Shareholder(s), please sign below exactly as name(s) appears on front of card; in the case of joint holders, all should sign.

                                   ---------------------------------------------

                                   ---------------------------------------------
                                               Signature(s)


                                  Date:-----------------------------------------



THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  PROPOSALS 1, 2 AND 3 ABOVE.






December  13,  1999




Dear  Savings  Investment  Plan  Participant:

Enclosed are a proxy statement, a proxy, and an Annual Report for the Annual Meeting of Shareholders of Ralston Purina Company to be held on January 27, 2000. The enclosed proxy relates to shares of Ralston Common Stock of which you are the record holder and the shares of Ralston Common Stock credited to your account in the Ralston Purina Savings Investment Plan ("Plan").

The Trustees of the Plan will vote all shares of Common Stock held in the Plan as of November 22, 1999. Shares credited to your account as of October 29, 1999, will be voted in accordance with your instructions on the enclosed proxy card. Any credited shares for which no instructions are received by the Trustee, and any shares in the fund that were credited between October 30, 1999 and November 22, 1999, will be voted by the Trustee in the same proportion as the shares for which instructions were received from all participants.

Please complete, sign and date the enclosed proxy. It should be returned, in the post-paid envelope provided, to the Corporation Trust Company, which acts as Tabulator. Alternatively, you may vote by telephone or via Internet. However you decide to vote, in order to provide the Tabulator sufficient time to tabulate the votes, it has been requested that all proxies be returned, or votes be cast, as promptly as possible, but no later than January 25, 2000.

You may also have received additional proxy statements and proxies relating to other shares of stock held by you. These proxies are not duplicates of the one enclosed and we ask that they also be voted pursuant to the instructions enclosed with them.





                         W.  PATRICK  MCGINNIS
                         Chief  Executive  Officer
                         and  President

APPENDIX

1.     The Stock Price Performance Graphs on page 26 of the printed document
                                                  --
are being transmitted in a format which cannot be processed by Edgar. A paper copy of the proxy statement containing these graphs will be mailed to registrant's branch chief. The Graph titled 'Comparison of Cumulative
Total Return on $100 Invested in Ralston Purina Company Common Stock on September 30, 1994 vs S & P 500 and S & P Food Indices' depicts the following returns:



Measurement Point    Ralston          S&P 500             S&P Food
-----------------     -------          -------            --------
9/30/94              100.00            100.00              100.00
9/30/95              143.45            129.74              124.12
9/30/96              173.05            156.13              153.35
9/30/97              226.84            219.27              203.01
3/31/98              273.47            257.03              243.19
9/30/98              227.81            239.10              215.24
9/30/99              220.07            305.58              203.29
